BNC BANCORP

Super-Community Bank Conference

Southeast 2005

February 10, 2005

BNC BANCORP

Forward-Looking Statements

This presentation contains forward-looking statements as defined by federal securities laws. The written or oral statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections.

Please refer to BNC Bancorp’s filings with the Securities and Exchange Commission for a summary of important factors that could affect BNC

Bancorp’s forward-looking statements. BNC Bancorp undertakes no obligation to revise these statements following the release of this presentation.

BNC Bancorp

Bank of North Carolina

One Bank Holding Company Headquartered in Thomasville, NC. Bank of North Carolina chartered in 1991.

NASDAQ Small Cap: BNCN $500 million in Assets $68 million market capitalization 7 Full Service Offices

(High Point full service office opened February 2005)

3 Loan Production Offices serving both the Commercial and Mortgage markets Concentration in High Growth Markets

NASDAQ Small Cap: BNCN

Management Team: Vision and Execution

Name Position Age Year Joined Years Banking Experience Prior Experience

W. Swope Montgomery, Jr. President and CEO 56 1990 34 Wachovia, FirstUnion, SunTrust

Richard D. Callicutt, II EVP and COO 46 1990 24 Wachovia, FirstUnion

David B. Spencer EVP and CFO 42 1997 20 KPMG, FirstSouth Bank, MidCarolina Bank

Mark N. Lewis SVP, Regional Executive 42 2003 20 Wachovia, CCB

William H. McMurray, III SVP, City Executive 58 1997 33 FirstUnion

John F. Stunda SVP, City Executive 67 1995 42 Wachovia

Wayne Mabe SVP, City Executive 57 2001 27 FirstCitizens, Northwestern Bank

Larry W. Brown VP, Credit Administration 63 2000 38 Wachovia

Daren C. Fuller VP, Loan Operations 42 2003 13 Lexington State Bank (LSB)

E. Brooks Nash VP, Credit Administration 40 2000 16 First Citizens, Lexington State Bank (LSB)

Drema A. Michael VP and Controller 51 2001 30 Home Savings Bank

Virginia M. Smith VP, Deposit Operations 38 1998 16 FirstUnion

Jerry W. Kapp VP, Mortgage Origination 62 2002 39 Kapp and Associates, Pfefferkorn Company

NASDAQ Small Cap: BNCN

Corporate Governance

No Customer, Employee, Director, or Financial Representation is worth compromising the Integrity of our Organization. The Integrity of BNC Bancorp is our most cherished Asset.

NASDAQ Small Cap: BNCN

BNC BANCORP

THE BNC FRANCHISE

Growth Markets

Located in the Piedmont Triad Region of North Carolina

Two of the Largest MSA’s in the State (includes High Point, Winston-Salem and Greensboro) with over 1 million people.

This Region has two major Interstate Highways.

I-40 which runs from North Carolina to California

I-85 which connects with I-95 to service the entire East Coast

NASDAQ Small Cap: BNCN

Growth Markets

The counties in the I-85/I-40 Corridor comprise the majority of the high growth markets in North Carolina.

With textiles and furniture declining, a supply of inexpensive, non-union labor is attracting new, diverse businesses. Recently, Fed-Ex, Lowe’s and DELL have made major commitments to the area.

NASDAQ Small Cap: BNCN

North Carolina Growth By County

High Growth Market- BNC Office

High Growth Market-BNC Lending Area

High Growth Market

Medium Growth Market

Slow Growth Market

Information Based on Market Scoring Analysis by Raymond James & Associates.

North Carolina Growth By County

I-85 North/South

I-40 East/West

High Growth Market- BNC Office

High Growth Market-BNC Lending Area

High Growth Market

Medium Growth Market

Slow Growth Market

Information Based on Market Scoring Analysis by Raymond James & Associates.

High Growth Markets Household and Employment Growth

35%

30%

25%

20%

15%

10%

5%

0%

Growth (1990 – 2000)

Solid Lines Denote National Averages

Davidson Randolph Guilford Rowan Forsyth Surry Cabarrus Iredell

Household Growth

Employment Growth

Source: 2000 US Census Data

Deposit Market Share Growth Opportunities

Thomasville (opened in 1991)

$593 million Market

#1 Bank of North Carolina 33.30%

#2 BB&T 17.25%

#3 Wachovia 13.97%

Lexington (opened in 1997)

$790 million Market

#1 Lexington State Bank 46.42%

#2 Wachovia 15.87%

#3 Industrial FSB 12.20%

#6 Bank of North Carolina 7.30%

High Point (LPO opened in 2003)

$1.542 billion Market

#1 High Point Bank 31.04%

#2 Wachovia 19.98%

#3 BB&T 19.95%

Bank of NC LPO 0.00%

Archdale-Trinity (opened in 1995)

$205 million Market

#1 Bank of North Carolina 32.90%

#2 Wachovia 28.90%

#3 First National Bank 17.75%

Kernersville (opened in 2002) $511 million Market

#1 Wachovia 28.83%

#2 BB&T 22.12%

#3 Piedmont FS&LA 14.54%

#6 Bank of North Carolina 6.70%

Salisbury (LPO opened in 2003) $784 million Market

#1 Wachovia 27.36%

#2 SunTrust 23.73%

#3 Farmers & Merchants 21.51% Bank of NC LPO 0.00%

Source:June 30, 2004 FDIC Deposit Statistics

BNC BANCORP

Financial Results Quarter and Year Ended 12/31/2004

Quarterly Results

Fourth Quarter 2004

Net income: $1.1 million

Net Income growth of 17.2%

Diluted EPS growth of 20.0%

Total Assets of $497 million

LTM Total Asset Growth:

$125 million or 33.6%.

NASDAQ Small Cap: BNCN

4th Quarter 2004 Financial Highlights

4th Quarter % Change

Diluted EPS $0.30 20.0%

Basic EPS $0.31 14.8%

Net Income $1.1M 17.2%

Return on Avg. Tangible Equity 17.13% +110 bpts

Return on Avg. Equity 15.05% +116 bpts

NASDAQ Small Cap: BNCN

2004 Financial Highlights

Year 2004 % Change

Diluted EPS $1.03 13.2%

Basic EPS $1.09 12.4%

Net Income $3.8M 11.7%

Return on Avg. Tangible Equity 15.53% +84 bpts

Return on Avg. Equity 13.58% +85 bpts

Period Ending Total Loans $420.9M 38.6%

Period Ending Total Deposits $391.5M 31.9%

NASDAQ Small Cap: BNCN

Balance Sheet Highlights

Total Loans increased by $117 million or 39% in 2004.

Five Consecutive Quarters of Net Loan Growth in excess of $25 million.

Issued $11 Million of Trust Preferred Securities during 2004 which allowed us to build regulatory capital and leverage shareholders equity.

Repurchased 39,129 shares for $675,907 (avg. price $17.27/share) through open-market safe-harbor transactions during 2004.

NASDAQ Small Cap: BNCN

Consistent Growth Record

$500 $400 $300 $200 $100 $0

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

Compounded Annual Growth Rates

1995+ 5Yr 3Yr

Loans 29.9% 29.1% 33.4%

Deposits 26.5% 26.5% 31.9%

Assets 27.7% 26.4% 33.3%

Amounts in Millions

Loans

Deposits

Assets

Managing Growth

In 2001, when rates began to decline, management shortened CD maturities and introduced a Premium Money Market account with rates inline with 12 to 18 month CD’s. This cost extra in the short-term, but gave the Bank the ability to reprice over $120 million of deposits each time the Fed reduced rates.

With short-term rates at historically low levels, management focused on shifting the pricing mix of our loan portfolio to 60%+ variable. At the same time, through the wholesale funding markets, we brought in over $70 million in funding with terms between 18 and 60 months. We felt this was the prudent thing to do to protect the long-term health and earnings power of our Company.

Managing Growth

In early 2003, realizing the end of the mortgage refinance boom was imminent, BNC instituted a plan to outgrow the expected decline in mortgage fee income. While we are always looking to dynamic, rapidly growing markets as opportunities to expand our franchise, the key to our success has been combining such markets with the right people.

For the High Point LPO, we looked internally to our COO and High Point native, Rick Callicutt, to lead this effort.

For our entry into the Salisbury, Rowan County market, we were fortunate to hire two seasoned bankers from this market with a wealth of local banking experience and a long track record of high credit quality.

These two Loan Production offices, in aggregate, had over $120 million in loans outstanding as of year end 2004.

Consistent Growth In Net Income $6,000

$5,000 $4,000 $3,000

$2,000 $1,000 $0

1997 1998 1999 2000 2001 2002 2003 2004

Income Before Taxes

Net Income

Compounded Annual Growth Rates

1997+ 5Yr 3Yr

Income Before Taxes 31.3% 22.7% 24.4%

Net Income 33.9% 24.9% 25.6%

Diluted EPS

$0.38

+23.7% $0.48

+26.3% $0.58

+20.8% $0.75

+29.3% $0.91

+21.3% $1.03

+13.2%

1999 2000 2001 2002 2003 2004

Compounded Annual Growth Rates

1997+ 5Yr 3Yr

Diluted EPS 24.7% 22.1% 21.1%

NASDAQ Small Cap: BNCN

Return on Average Tangible Equity

8.58%

10.26%

10.50%

12.74%

14.68%

15.53%

1999 2000 2001 2002 2003 2004

In 2002, BNC’s acquisition of Independence Bank provided $50 million in assets and diversification into two new growth markets. With 60% of the deal consideration in cash, the transaction was accretive in year one and BNC was able to leverage existing equity capital and enhance ROE. Since 2002, BNC has issued $16 million in Trust Preferred Securities allowing a further leveraging of shareholders’ equity.

NASDAQ Small Cap: BNCN

BNC BANCORP

Credit Quality & Risk Management

Managing Through Rate Cycles

100.0%

90.0% 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0%

12/31/1998 12/31/1999 12/31/2000 12/31/2001 12/31/2002 12/31/2003 3/31/2004 6/30/2004 12/31/2004

7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

Variable % Fixed % Fed Funds Rate

With Rates falling to historical lows, BNC chose to limit the origination of fixed rate loans, thereby shifting its loan mix to 67% variable at 12/31/2004. With rates rebounding, management is emphasizing a shift back towards a more balanced portfolio.

NASDAQ Small Cap: BNCN

Total Loans By City

$150 $125 $100 $75 $50 $25 $0

Amounts in Millions as of 12/31/2004

$134 $60 $30 $61 $8 $56 $71

L P O

L P O

Thomasville Lexington Archdale Kernersville Oak Ridge High Point Salisbury

LENDING PHILOSOPHY

Bank of North Carolina constantly assesses its strengths and weaknesses, particularly in the credit area.

Strengths: Relationship Banking

Owner Occupied Real Estate

Cash Flow Lending

Weaknesses: Receivables and Asset Based Financing

Understanding we can’t be specialist in every aspect of lending, the personality of our loan portfolio is commensurate with the experience and specialty areas of our lenders.

Our lenders are charged with identifying loan opportunities that fit our portfolio personality and can be supported and monitored by the Bank’s internal administrative infrastructure.

NASDAQ Small Cap: BNCN

Loan Portfolio Mix

December 31, 2004 Data

Amounts in Millions

Consumer Commercial

Unsecured $8.5 Unsecured $17.1

Marketable Securities 1.3 Marketable Securities 2.1

Autos and Equipment 7.0 Machinery and Equipment 25.6

Total Consumer $16.9 A/R, Inventory, and M&E 14.1

Real Estate - Construction 58.9

Consumer Real Estate Real Estate - Commercial 113.0

Construction $2.4 Real Estate - 1-4 Family 67.7

Home Equity Lines of Credit 32.8 Real Estate - Multi-Family 14.6

Real Estate - 1-4 Family * 26.3 Real Estate - Land 20.4

Real Estate - Multi-Family 1.3 Real Estate - Church 5.6

Land 2.1 Total Commercial $339.0

Total Consumer Real Estate $65.0

Total Loan Portfolio $ 420.9

* ARMs and short balloons; all fixed rate conventional mortgages are sold

NASDAQ Small Cap: BNCN

Loans are Classified by Purpose, then by Collateral.

Net Charge-offs to Avg. Loans

1.0% 0.8% 0.6% 0.4% 0.2% 0.0%

0.19% 0.10% 0.23% 0.49% 0.09% 0.12%

Acquired Independence Bank in 2002

1999 2000 2001 2002 2003 2004

NASDAQ Small Cap: BNCN

Nonperforming Assets to Total Assets

1.0% 0.8% 0.6% 0.4% 0.2% 0.0%

Acquired Independence Bank in 2002

0.08% 0.09% 0.14% 0.55% 0.27% 0.18%

1999 2000 2001 2002 2003 2004

Nonperforming = REO + Restructured & Nonaccrual loans

Allowance for Loan Losses

2.0% 1.5% 1.0% 0.5% 0.0%

1.25% 1.31% 1.33% 1.85% 1.51% 1.27%

Acquired Independence Bank in 2002

Allowance as a Percentage of Loans at Year End

1999 2000 2001 2002 2003 2004

NASDAQ Small Cap: BNCN

BNC BANCORP

Stock Performance Shareholder Returns

Compensation for Stakeholders

Compensation for Stakeholders:

Incentive Plan which rewards employees for enhancing Long-term Shareholder Value! This further aligns our employees with the interests of our shareholders. Includes regular coaching sessions by Senior Management with all employees.

Philosophy:

Hire Exceptional, Experienced People Empower them, and

Reward them for contributions to our Bankwide Goal of Enhancing Long-term ROE.

Stock Dividend History

10% stock dividend in 2003

25% stock dividend in 2000

25% stock dividend in 1999

25% stock dividend in 1998

25% stock dividend in 1997

10% stock dividend in 1996

25% stock dividend in 1995

1,000 shares in January 1995 have become 3,693 shares as of 12/31/04

Cash Dividend History

$0.160 Annual Dividend: Mar. 2005

$0.140 Annual Dividend: Feb. 2004

$0.108 Annual Dividend: Feb. 2003*

*2003 amount is split adjusted

NASDAQ Small Cap: BNCN

LTM Stock Performance versus Indices

12% 10% 8% 6% 4% 2% 0% -2% -4%

2.42% (3.45%) 2.69% 10.78% 6.84% 11.65% 7.08% 1.98% 10.72%

S & P 500

Nasdaq Bank Index

SNL Bank Index

Banks w/Assets < $500M

Banks w/Assets $500M-$1B

Banks w/Assets $1B-$5B

Banks w/Assets $5B-$10B

Banks w/Assets > $10B

BNCN

Source: SNL Financial Database - January 21, 2005

Three Year Stock Graph

2002 2003 2004

Growth of Investment in BNCN

$70,000 $60,000 $50,000 $40,000 $30,000 $20,000 $10,000

1998 1999 2000 2001 2002 2003 2004

20% Compound Annual Return since 1998

NASDAQ Small Cap: BNCN

Current Valuation

Actual 3 Year Compounded Growth Rate 5 Year Compounded Growth Rate

Diluted EPS $1.03 21.1% 22.1%

Stock Price $18.50 25.3% 9.1%

Tangible Book Value $7.33 6.9% 9.0%

Total Assets, End of Year $498M 33.3% 26.4%

Price to LTM EPS 18.0 times

Price to Tangible Book Value 2.6 times

PEG Ratio [3 Yr EPS Growth Rate] 0.85

PEG Ratio [5 Yr EPS Growth Rate] 0.81

NASDAQ Small Cap: BNCN

BNC BANCORP

Strategic Plan

Strategic Plan

Expand our market presence within the high growth areas of Central North Carolina along the I-85/I-40 corridor.

Continue to utilize Loan Production Offices as an Entry Vehicle into desirable markets.

Identify and hire seasoned lenders of high character to lead our efforts into new high growth markets targeted for expansion.

Once these Loan Production Offices attain $25 to $30 million in loans outstanding, we will consider opening a full-service office and pursue a core deposit base in these markets.

NASDAQ Small Cap: BNCN

Strategic Plan

Continue to expand and enhance our risk management processes.

Utilize alternative forms of regulatory capital to enhance Leverage and Return on Average Equity.

If core deposit growth is not sufficient to fund asset generation, we will utilize wholesale funding with maturities ranging from 6 months to 5 years as deemed prudent from an Asset-Liability perspective.

Repurchase “BNCN” shares from the open market as prescribed in the approved Plan of Repurchase.

Emphasize a company culture where all employees interests are aligned with those of the Shareholders.

NASDAQ Small Cap: BNCN

Strategic Plan

Guiding Principal for Management: Maximize Long-Term

EPS & ROE

NASDAQ Small Cap: BNCN

Strategic Goals: 2005 to 2007

Compound EPS Growth Rate: 15%+

Return on Average Tangible Equity: 16% to 20%+

Asset Growth Rate: $90 - $100 million per year.

If BNC can attain its earnings goals, limit the cash dividend payout to around 20%, and grow loans $80 to $90 million per year, we are confident we will be able to remain “well capitalized” for regulatory purposes without the need of an additional equity offering. We will consider other growth opportunities that arise if, after the necessary capital infusion, the net results are accretive to our shareholders and there is a strategic fit.

NASDAQ Small Cap: BNCN